STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	15
Beginning Date of Accrual Period	22-Jul-02
End Date of Accrual Period	19-Aug-02
Distribution Date	20-Aug-02
Previous Distribution Date	22-Jul-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 19,335,620.17
Principal Collections	14,705,294.14
Collections of Interest (net of servicing fee)	4,411,446.36
Servicing Fee	218,879.67
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	19,335,620.17
Interest Paid to Certificates	685,758.44
Principal Paid to Certificates	15,306,817.60
Equity Certificate	3,124,164.46
Servicing Fee	218,879.67

Balance Reconciliation

Begin Principal Balance	525,311,212.15
Principal Collections (including repurchases)	14,705,294.14
Charge off Amount	601,523.46
End Principal Balance	510,004,394.55

Collateral Performance
Cash Yield (% of beginning balance)	10.58%
Charge off Amount (% of beginning balance)	1.37%
Net Yield	9.20%

Delinquent Loans
30-59 days principal balance of loan	17,842,447.58
30-59 days number of loans	216
60-89 days principal balance of loan	3,738,295.78
60-89 days number of loans	45
90+ days principal balance of loan	13,428,614.21
90+ days number of loans	145

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	6,286
Number of HEL outstanding (EOP)	6,117
Book value of real estate acquired through foreclosure/grant of deed 3,738,295.78
Number of Loans that went into REO	9
Principal Balance of Loans that went into REO	935,616.56

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	131,444,806.27
Interim OC Deficiency	-

Monthly Excess Cashflow	3,124,164.46

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 52.73%

Interest Calculations
1 month LIBOR	1.84000%
Class A Formula Rate (1 mo Libor plus 29bps)	2.13000%
Class A Pass-Through Rate	2.13000%
Class M Formula Rate (1 mo Libor plus 55bps)	2.39000%
Class M Pass-Through Rate	2.39000%
Available Funds Cap	11.28580%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	22.297796
2. Principal Distribution per $1,000	21.356325
3. Interest Distribution per $1,000	0.941471

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.13000%
2. Days in Accrual Period	29

3. Class A Interest Due	584,813.59
4. Class A Interest Paid	584,813.59

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	340,833,564.76
2. Class A Principal Due	13,265,908.59
3. Class A Principal Paid	13,265,908.59
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	327,567,656.17

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.5273398
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.6422840

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	22.413707
2. Principal Distribution per $1,000	21.357357
3. Interest Distribution per $1,000	1.056350

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.39000%
2. Days in Accrual Period	29

3. Class M Interest Due	100,944.85
4. Class M Interest Paid	100,944.85

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	52,431,317.66
2. Class M Principal Due	2,040,909.01
3. Class M Principal Paid	2,040,909.01
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	50,390,408.65

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.5273170
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.0988039